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                               BERGER GROWTH FUND
                          BERGER LARGE CAP GROWTH FUND
                           BERGER MID CAP GROWTH FUND
               BERGER SMALL COMPANY GROWTH FUND (INVESTOR SHARES)
                  BERGER NEW GENERATION FUND (INVESTOR SHARES)
                               BERGER SELECT FUND
              BERGER INFORMATION TECHNOLOGY FUND (INVESTOR SHARES)
                            BERGER INTERNATIONAL FUND
                            BERGER MID CAP VALUE FUND
                              BERGER BALANCED FUND

                       SUPPLEMENT DATED SEPTEMBER 4, 2001
                                       TO
    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 29, 2001

         Effective October 1, 2001, the above referenced Berger Funds (the "Funds") will decrease the Low Minimum Investment Plan's required initial investment to $50 per account and the minimum for subsequent investments to $50 per month per account. In addition, the Funds will increase the minimum initial investment for a regular account to $2,500 per account. The Minimum Initial and Subsequent Investments tables on page 28 of the Funds' Prospectus and page 39 of the Funds' Statement of Additional Information are revised accordingly.

         Also effective October 1, 2001, the minimum account balance requirements will be revised. To reflect this change, the Account Minimums section on page 32 of the Funds' Prospectus is replaced in its entirety as follows:

         ACCOUNT MINIMUMS
         The Funds may charge a $10 annual fee to all accounts (except IRA accounts) with balances that are under the account minimums as follows:

               o Regular investment accounts with a balance of less than $2,000 that are not making systematic monthly investments.
               o Low Minimum Investment Plan accounts established before October 1, 2001 with a balance of less than $2,000 that are not making systematic monthly investments.
               o Low Minimum Investment Plan accounts established on or after October 1, 2001 with a balance of less than $2,500 that are not making systematic monthly investments.

         The annual fee is designed to help offset the proportionately higher costs of maintaining accounts with lower balances. This fee will apply to accounts that have been over the stated minimum at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

         Shares in accounts that do not meet the minimum balance requirements applicable to them as described may also be subject to involuntary redemption by the Funds.